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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: March 26, 2002

LOTUS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24999	52-1947160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
18200 Von Karman Avenue, Suite 730, Irvine, CA		92612
(Address of Principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (949) 475-1880

Item 1. Changes in Control of Registrant.

        Not applicable.

Item 2. Acquisition or Disposition of Assets.

        Not applicable.

Item 3. Bankruptcy or Receivership.

        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

  (a)
  Previous independent accountant.

        Larson, Allen, Weishair & Co., LLP, has been the independent accountant of Lotus Pacific, Inc., a Delaware corporation (the "Registrant") in connection with the preparation of the Registrant's financial statements for the fiscal years ended June 30, 1996 through June 30, 2001 and has reviewed the Registrant's financial statements for the three and six-month periods ended September 30, 2001 and December 31, 2001. Effective March 25, 2002, the Registrant dismissed Larson, Allen, Weishair & Co. as its independent accountant in connection with the Registrant's ongoing reporting obligations under the Securities Exchange Act of 1934, as amended.

        The Registrant's decision to dismiss Larson, Allen, Weishair & Co. was due to its belief that the quality of services provided by Larson, Allen, Weishair & Co. was inadequate. Larson, Allen, Weishair & Co. and its predecessor, Schiffman Hughes Brown, P.C. (whose practice became part of Larson, Allen, Weishair & Co. effective January 1, 2000) were initially engaged by prior management of the Registrant. Following the replacement of prior management of the Registrant, as set forth in Registrant's Current Report on Form 8-K as filed with the Commission on July 2, 2001, and the Consent Solicitation Statement on Schedule 14A as filed with the Commission on June 8, 2001, new management of the Registrant retained Larson, Allen, Weishair & Co. to audit the Registrant's financial statements for the fiscal year ended June 30, 2001 and to review the Registrant's financial statements for the three and six-month periods ended September 30, 2001 and December 31, 2001. During such periods, new management became unsatisfied with the quality of services performed by Larson, Allen, Weishair & Co. and decided to retain new independent accountants. See Item 4(b) below.

        The reports of Larson, Allen, Weishair & Co. on the Registrant's financial statements for the fiscal years ended June 30, 2000 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for such fiscal years and through the date hereof, there have been no disagreements with Larson, Allen, Weishair & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Larson, Allen, Weishair & Co. would have caused such firm to make reference thereto in their report on the financial statements for such years.

        New management of the Registrant is not aware of any "reportable events", as set forth in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K, having occurred during the fiscal years ended June 30, 2000 and 2001 and the interim three and six-month periods ended September 30, 2001 and December 31, 2001.

        The Board of Directors has approved the decision to dismiss Larson, Allen, Weishair & Co.

        The Registrant has provided Larson, Allen, Weishair & Co. with a copy of the disclosure it is making in this Form 8-K and Larson, Allen, Weishair & Co. has received a copy of this Form 8-K concurrently with its filing with the Commission. The Registrant has requested that Larson, Allen, Weishair & Co. furnish it with a letter addressed to the Securities and Exchange Commission whether or not it agrees with the above statements, and if not, the respects in which it does not agree, as promptly as possible so the Registrant can file such letter with the Commission within 10 business days of the filing of this Form 8-K. If received by the Registrant, the Registrant undertakes to file a copy of such letter from Larson, Allen, Weishair & Co. with the Commission, within two business days of receipt.

        Larson, Allen, Weishair & Co. will continue to be the independent accountant of record for the fiscal years ended June 30, 2000 and June 30, 2001.

  (b)
  New independent accountant.

        As of March 25, 2002, the Board of Directors of the Registrant engaged Hein + Associates LLP, Orange, California, as its new independent accountant. Hein + Associates LLP will audit the Registrant's financial statements for the fiscal year ending June 30, 2002 and will assist the Registrant in the preparation of its Annual Report on Form 10-K for such period.

        The Registrant's decision to engage Hein + Associates was due to its desire to improve the quality of accounting services provided by its independent accountants.

        Prior to its engagement of Hein + Associates, the Registrant did not consult with Hein + Associates LLP with respect to their application of accounting principles to a specific completed or contemplated transaction or type of audit opinion that might be rendered.

Item 5. Other Events.

  (a)
  Resignation of Directors; Appointment of New Director

        Effective December 18, 2001, Messrs. Chris Ching and Chung-I Chiang, each a "Class I Director" under the Registrant's bylaws, tendered their resignation from the Registrant's Board of Directors. Messrs. Ching and Chiang's resignations were not a result of any disagreement with the Registrant on any matter whatsoever. Concurrent with such resignations, the Board reduced the number of directors to six and reduced the number of Class I Directors to one, until subsequently increased or decreased in accordance with the Registrant's bylaws.

        Effective March 25, 2002, Mr. Jian Ren, a "Class I" Director of the Registrant resigned from the Board of Directors and was replaced on the Board by Professor Zuoquan Lin. Professor Lin will be designated a "Class I" Director, with a term expiring at the 2002 annual meeting of stockholders, and holding office until his successor shall have been duly elected and qualified. Mr. Ren's resignation was not a result of any disagreement with the Registrant on any matter whatsoever.

        Professor Lin, 39, is currently the Dean of the Department of Information Science, a position he has held since 1998, and is the Director of the Networking Research and Development Center at Peking University, China, having held the position since 1999. His main areas of research include computer software, artificial intelligence, network economy and management information system. Professor Lin also is currently an independent consultant in enterprise strategy and information technology, as well as exchange professor in the UCLA Program in Computing Sciences. From 1995 to 1997, he was the Director of the Institute of Computer Sciences at Shantou University, China.

        Following the resignations of Messrs. Ching, Chiang and Ren and appointment of Professor Lin, Professor Lin is the sole Class I director and the number of directors of the Registrant is six, each until subsequently increased or decreased in accordance with the Registrant's bylaws.

  (b)
  Change in Address of Principal Executive Offices

        Effective February 5, 2002, the Registrant changed the location of its principal executive offices to 18200 Von Karman Avenue, Suite 730, Irvine, CA 92612. Its telephone number is (949) 475-1880.

Item 6. Resignations of Registrant's Directors.

  (a)
  Not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial statements—not applicable.

  (b)
  Pro forma financial information—not applicable.

  (c)
  Exhibits—None.

Item 8. Change in Fiscal Year.

        Not applicable.

Item 9. Regulation FD Disclosure.

        Not applicable.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOTUS PACIFIC, INC. (Registrant)
Date: March 26, 2002	By:	/s/ YONG YAN Yong Yan President, CEO and CFO

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SIGNATURES